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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): OCTOBER 1, 2001



                                  GLIATECH INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                        0-20096               34-1587242
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


    23420 COMMERCE PARK ROAD
    CLEVELAND, OHIO                                               44122
    (Address of Principal Executive Offices)                    (Zip Code)

    Registrant's telephone number, including area code:  (216) 831-3200


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ITEM 5.  OTHER EVENTS.

         On October 1, 2001 and October 3, 2001, Gliatech Inc. issued press releases which are being filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.















ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated October 1, 2001
            99.2              Press Release, dated October 3, 2001
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLIATECH INC.


                                      By:   /s/ Thomas F. Barnish
                                         ---------------------------------------
                                          Name:    Thomas F. Barnish
                                          Title:   Chief Financial Officer



Date:  October 3, 2001























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                                  EXHIBIT INDEX
                                  -------------


           Exhibit
           Number              Description
           ------              -----------

            99.1               Press Release, dated October 1, 2001
            99.2               Press Release, dated October 3, 2001